AmBase Corporation
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          AMBASE CORPORATION ANNOUNCES SENIOR JUDGE SMITH OF THE U.S.
           COURT OF FEDERAL CLAIMS RENDERS A DECISION IN AMBASE'S AND
                     CARTERET'S SUPERVISORY GOODWILL CASE.


Greenwich, CT - August 26, 2003 - AmBase Corporation ("AmBase") announces Senior Judge Smith of the United States Court of Federal Claims renders a decision in AmBase's and Carteret's Supervisory Goodwill case. Additional details to follow.